UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_______________________




Form 8-K




Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report:  May 25, 2004
(Date of earliest event reported)




Harold's Stores, Inc.
 (Exact name of registrant as specified in its charter)



(Commission File No. 1-10892)





Oklahoma
(State or other jurisdiction
of incorporation)



73-1308796
(I.R.S. Employer
Identification No.)

5919 Maple Avenue
Dallas, Texas
(Address of principal
executive offices)



75235
(Zip Code)

Registrant's telephone number,
including area code:
(214) 366-0600



Item 7.	  Financial Statements and Exhibits

	The following exhibits are included with this report:

Exhibit No.
Description



99.1
Company Press Release dated May 25, 2004



Item 12.	Regulation FD Disclosure

	Pursuant to amended Item 12 of Form 8-K, on May 25, 2004, Harold's Stores, Inc. (the "Company") issued a press release announcing its earnings and operating results for the quarterly period ended May 1, 2004. A copy of the release is included as an exhibit to this report.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HAROLD'S STORES, INC.


By
:
/s/ Jodi Taylor
Date:  May 26, 2004	Jodi Taylor, Chief Financial
Officer




INDEX TO EXHIBITS

Exhibit No.
Description

99.1

Company Press Release dated May 25, 2004

1

2
744378
3

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